UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

VAPE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-163290	90-0436540
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5304 Derry Ave., Suite C

Agoura Hills, CA 91301

(Address of principal executive office)

1-877-827-3959

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On June 13, 2016, Vape Holdings, Inc., a Delaware corporation (the “Company”), issued 20,235,000 shares of its common stock pursuant to a partial conversion of a convertible note. The aforementioned issuance was made pursuant to the noteholder’s conversion of $28,936.05 of the debt.

The original issuance of the above convertible note, and its subsequent assignment, were previously disclosed on our Current Reports on Form 8-K dated August 11, 2015 and March 15, 2016, and in our Quarterly Report on Form 10-Q dated August 14, 2015, respectively, which disclosures are incorporated by reference herein.

In making the above sales without registration, we relied upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

As of June 13, 2016, the total number of shares outstanding of the Company’s common stock was 406,335,168.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPE HOLDINGS, INC.

Dated: June 13, 2016	By:	/s/ Justin Braune
Justin Braune
Duly Authorized Officer, Chief Executive Officer

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